UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 13, 2014

Cosi, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-50052	06-1393745
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

294 Washington Street, Suite 510; Boston, MA	02108
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (857) 415-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                      Third Quarter Results of Operations and Financial Condition.

On November 13, 2014, Cosi, Inc. (the “Company”) issued a press release reporting its earnings for the third quarter ended September 29, 2014.  A copy of the press release is furnished as Exhibit 99.1.

Item 7.01                      Regulation FD Disclosure.

On November 13, 2014, the Company hosted a teleconference and webcast to discuss its third quarter results.  The text of the supplemental slides to which management referred during the presentation is furnished as Exhibit 99.2

Item 9.01 (d).                 Exhibits.

99.1	Press Release of Cosi, Inc, dated November 13, 2014.

99.2	Slides from teleconference held on November 13, 2014.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2014	Cosi, Inc. /s/ Scott Carlock Name: Scott Carlock Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description	Paper (P) or Electronic (E)

99.1	Press Release of Cosi, Inc., dated November 13, 2014.	E

99.2	Slides from teleconference held on November 13, 2014.	E